UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31,

Date of reporting period: June 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report     June 30, 2013

WESTERN ASSET

VARIABLE

HIGH INCOME

PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objectives

The Portfolio seeks to provide high current income as its primary objective. Its secondary objective is capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Variable High Income Portfolio for the six-month reporting period ended June 30, 2013. Please read on for Portfolio performance information and a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Portfolio, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Portfolio and other funds in the Legg Mason complex. On behalf of all our shareholders and the Portfolio’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Portfolio. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

II	Western Asset Variable High Income Portfolio

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

July 26, 2013

Western Asset Variable High Income Portfolio	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

IV	Western Asset Variable High Income Portfolio

Investment commentary (cont’d)

Growth generally moderated overseas and, in some cases, fell back into a recession. In its July 2013 World Economic Outlook, which was released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global growth is projected to remain subdued at slightly above three percent in 2013, the same as in 2012. This is less than forecast in the April 2013 World Economic Outlook.” From a regional perspective, the IMF anticipates 2013 growth will be -0.6% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 4.9% in 2012 to 5.0% in 2013. In particular, China’s economy is expected to grow 7.8% in 2013, the same as in 2012. Elsewhere, the IMF projects that growth in India will increase from 3.2% in 2012 to 5.6% in 2013.

Western Asset Variable High Income Portfolio	V

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, at the time a record low. In September 2012, the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the Reserve Bank of India lowered interest rates three times during the reporting period to 7.25%, whereas the People’s Bank of China kept rates on hold at 6.0%.

VI	Western Asset Variable High Income Portfolio

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013, before edging down to 2.52% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationvi Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexvii fell 2.44%.

Q. How did the high-yield market perform over the six months ended June 30, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexviii, posted positive returns during the first four months of the period. Risk appetite was often solid during that time as investors were drawn to higher yielding securities. However, the high-yield market gave back a large portion of previous gains in May and June. All told, the high-yield market gained 1.42% for the six months ended June 30, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended June 30, 2013. Aside from a brief rally in April 2013, the asset class fell during the other five months of the reporting period. This weakness was triggered by a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and sharply rising U.S. interest rates. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix fell 8.22% over the six months ended June 30, 2013.

Western Asset Variable High Income Portfolio	VII

Investment commentary (cont’d)

Performance review

For the six months ended June 30, 2013, Western Asset Variable High Income Portfolio1 returned 3.01%. The Portfolio’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 1.42% for the same period. The Lipper Variable High Yield Funds Category Average2 returned 1.23% over the same time frame.

Performance Snapshot as of June 30, 2013 (unaudited)
6 months
Western Asset Variable High Income Portfolio[1]	3.01%
Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	1.42%
Lipper Variable High Yield Funds Category Average[2]	1.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio return assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yield for the period ended June 30, 2013 was 6.63%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Portfolio’s investments over a 30-day period and not on the dividends paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2013, the gross total annual operating expense ratio for the Portfolio was 0.72%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

August 1, 2013

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 112 funds in the Portfolio’s Lipper category.

VIII	Western Asset Variable High Income Portfolio

RISKS: As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds are rated below investment grade and carry more risk than higher-rated securities. Also, the Portfolio is subject to fluctuations in share price as interest rates rise and fall and is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Variable High Income Portfolio	IX

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of June 30, 2013 and December 31, 2012 and does not include derivatives, such as written options, swap contracts and forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	1

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2013 and held for the six months ended June 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
3.01%	$1,000.00	$1,030.10	0.73%	$3.67	5.00%	$1,000.00	$1,021.17	0.73%	$3.66

[1]	For the six months ended June 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

2	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

Spread duration (unaudited)

Economic exposure — June 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var High	— Western Asset Variable High Income Portfolio

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	3

Effective duration (unaudited)

Interest rate exposure — June 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Var High	— Western Asset Variable High Income Portfolio

4	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2013

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 87.4%
Consumer Discretionary — 17.0%
Auto Components — 1.2%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	130,000		$143,650
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	60,000		61,275
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	210,000		214,200
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	600,000		620,805	(a)
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	160,000		159,600	(a)(b)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	100,000	EUR	136,348	(a)
Total Auto Components					1,335,878
Automobiles — 0.1%
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	140,000		155,400	(a)
Distributors — 0.2%
LKQ Corp., Senior Notes	4.750%	5/15/23	240,000		229,800	(a)
Diversified Consumer Services — 1.2%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	230,000		247,250	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	210,000		230,475
ServiceMaster Co., Senior Notes	8.000%	2/15/20	320,000		320,800
Sotheby’s, Senior Notes	5.250%	10/1/22	150,000		146,250	(a)
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	150,000		159,750
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	200,000		197,000	(a)
Total Diversified Consumer Services					1,301,525
Hotels, Restaurants & Leisure — 5.7%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	344,755		329,853	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	10,000		10,475
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	410,000		427,937
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	300,000		283,688
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	50,000		48,000	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	330,000		372,900
CCM Merger Inc., Senior Notes	9.125%	5/1/19	380,000		399,000	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	370,000		394,050	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	420,000		447,304	(a)(b)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	360,000		361,800	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	280,000		291,200	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	693,000		734,580	(a)

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	470,000	$441,800	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	60,000	61,950
MGM Resorts International, Senior Notes	7.750%	3/15/22	100,000	109,125
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	630,000	617,400	(a)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	130,000	128,050	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	480,000	511,200
Snoqualmie Entertainment Authority, Senior Secured Notes	4.223%	2/1/14	390,000	382,200	(a)(e)
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	50,000	52,500
Total Hotels, Restaurants & Leisure				6,405,012
Household Durables — 0.3%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	260,000	284,050	(a)
Media — 6.0%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000	129,600
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	770,000	845,075
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	1/15/24	10,000	9,675
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	180,000	186,300	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	100,000	103,000	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	80,000	82,800
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	340,000	368,050
DISH DBS Corp., Senior Notes	6.625%	10/1/14	40,000	41,800
DISH DBS Corp., Senior Notes	7.125%	2/1/16	160,000	174,000
DISH DBS Corp., Senior Notes	6.750%	6/1/21	540,000	576,450
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	150,000	166,500	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	440,000	470,800
Lynx II Corp., Senior Notes	6.375%	4/15/23	560,000	567,000	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	150,000	150,375	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	570,000	595,650	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	250,000	247,500	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	270,000	282,150	(a)
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	210,000	202,650
Univision Communications Inc., Senior Notes	8.500%	5/15/21	280,000	298,900	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	90,000	94,950	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	320,000	348,000	(a)
Univision Communications Inc., Senior Secured Notes	5.125%	5/15/23	280,000	266,000	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	490,000	534,100	(a)
Total Media				6,741,325

See Notes to Financial Statements.

6	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Multiline Retail — 0.2%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	230,000	$234,887	(a)
Specialty Retail — 1.8%
American Greetings Corp., Senior Notes	7.375%	12/1/21	20,000	20,200
CST Brands Inc., Senior Notes	5.000%	5/1/23	190,000	186,200	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	650,000	611,000	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	320,000	302,400
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	170,000	172,975	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	30,000	30,900	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	430,000	421,400	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	280,000	302,400	(a)
Total Specialty Retail				2,047,475
Textiles, Apparel & Luxury Goods — 0.3%
Burlington Holdings LLC/Burlington Holding Finance Inc., Senior Notes	9.000%	2/15/18	170,000	175,100	(a)(b)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	210,000	169,050	(a)
Total Textiles, Apparel & Luxury Goods				344,150
Total Consumer Discretionary				19,079,502
Consumer Staples — 2.7%
Beverages — 0.4%
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	420,000	402,675	(a)
Food Products — 1.3%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	560,000	588,000	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	162,000	171,315	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	530,000	560,475	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	170,000	178,500	(a)
Total Food Products				1,498,290
Household Products — 0.5%
Spectrum Brands Escrow Corp., Senior Notes	6.375%	11/15/20	80,000	84,000	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	150,000	157,500	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	310,000	309,225	(a)
Total Household Products				550,725
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	572,000	587,730
Total Consumer Staples				3,039,420

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 17.4%
Energy Equipment & Services — 3.3%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	220,000	$229,350
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	20,000	19,850
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	320,000	319,200
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	100,000	109,500	(a)
Hercules Offshore Inc., Senior Secured Notes	7.125%	4/1/17	150,000	160,125	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	795,000	852,638	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	450,000	434,250
Oil States International Inc., Senior Notes	6.500%	6/1/19	320,000	332,800
Oil States International Inc., Senior Notes	5.125%	1/15/23	120,000	126,000	(a)
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	180,000	168,750	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	370,000	393,125
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000	218,500	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	250,000	271,250
Total Energy Equipment & Services				3,635,338
Oil, Gas & Consumable Fuels — 14.1%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	220,000	205,150
Arch Coal Inc., Senior Notes	8.750%	8/1/16	190,000	190,950
Arch Coal Inc., Senior Notes	7.000%	6/15/19	290,000	242,875
Arch Coal Inc., Senior Notes	9.875%	6/15/19	150,000	143,250	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	120,000	120,900	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	150,000	135,188	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	250,000	238,750	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	340,000	365,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	60,000	64,500
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	140,000	152,950	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	180,000	188,100
Chesapeake Energy Corp., Senior Notes	9.500%	2/15/15	60,000	66,600
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	60,000	64,800
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	20,000	21,800
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	390,000	395,850
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	390,000	396,825

See Notes to Financial Statements.

8	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	280,000	$303,800
Concho Resources Inc., Senior Notes	7.000%	1/15/21	430,000	464,400
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	260,000	273,650
Continental Resources Inc., Senior Notes	5.000%	9/15/22	350,000	357,875
Continental Resources Inc., Senior Notes	4.500%	4/15/23	180,000	175,275	(a)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	516,131	504,518	(a)(b)(c)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	420,000	447,300
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	110,000	111,650
CVR Refining LLC/Coffeyville Finance Inc., Senior Secured Notes	6.500%	11/1/22	240,000	236,400	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	471,000	511,035
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	215,000	239,889	(e)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	271,152	277,931	(a)(b)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	390,000	381,947	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	390,000	390,975
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	230,000	224,250
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	130,000	134,550	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	500,000	545,000
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	260,000	265,200	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	230,000	234,600	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	340,000	360,400
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	254,000	262,890
MEG Energy Corp., Senior Notes	6.500%	3/15/21	200,000	199,250	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	90,000	87,750	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	450,000	328,500
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	70,000	61,250	(f)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	440,000	380,600	(f)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	270,000	282,150	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	460,000	466,900
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	6.500%	5/15/21	90,000	86,850	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	350,000	324,570
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	110,000	116,760
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	250,000	275,222
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	200,000	212,281
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	140,000	147,525	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	100,000	99,500

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	440,000		$391,600	(a)
Range Resources Corp., Senior Notes	5.000%	8/15/22	190,000		186,675
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	70,000		72,450
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	30,000		31,725
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	110,000		108,900
Samson Investment Co., Senior Notes	10.000%	2/15/20	790,000		836,412	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	250,000		244,375	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	90,000		86,400
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	20,000		19,100
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	220,000		229,900	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	130,000		132,275	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	150,000		153,000	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	233,000		245,232
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	530,000		365,700	(a)
Total Oil, Gas & Consumable Fuels					15,870,375
Total Energy					19,505,713
Financials — 5.9%
Commercial Banks — 2.6%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	450,000		573,149	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	200,000		196,750
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000		206,135
CIT Group Inc., Senior Notes	5.500%	2/15/19	280,000		290,500	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	290,000		298,337
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000		319,125	(a)(e)(g)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	300,000		312,397	(a)(g)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	155,000		200,025	(a)(e)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	300,000		277,500	(e)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	100,000		102,276
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	100,000		105,244
Total Commercial Banks					2,881,438
Consumer Finance — 0.6%
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	130,000		121,387	(a)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	270,000	EUR	374,917	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	110,000		122,650
Total Consumer Finance					618,954

See Notes to Financial Statements.

10	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 2.3%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	260,000	$245,700	(e)(g)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	49,000	52,246
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	70,000	68,250	(a)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	70,000	65,975	(a)(e)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	610,000	690,825
International Lease Finance Corp., Senior Notes	3.875%	4/15/18	30,000	28,256
International Lease Finance Corp., Senior Notes	4.625%	4/15/21	110,000	101,406
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	130,000	124,475	(e)(g)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	260,000	276,900
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	7/1/21	50,000	48,250
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	340,000	364,650
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	538,750	(a)(e)
Total Diversified Financial Services				2,605,683
Insurance — 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	110,000	107,250	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.884%	9/30/13	140,000	135,100	(e)(g)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	210,000	247,275	(a)
Total Insurance				489,625
Total Financials				6,595,700
Health Care — 4.1%
Health Care Equipment & Supplies — 0.7%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	190,000	185,013	(a)
Biomet Inc., Senior Notes	6.500%	8/1/20	50,000	51,781
Hologic Inc., Senior Notes	6.250%	8/1/20	170,000	177,119
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	400,000	355,000
Total Health Care Equipment & Supplies				768,913
Health Care Providers & Services — 3.4%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	208,000	250,640
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	110,000	110,550	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	940,000	957,037
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	230,000	241,500
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	80,000	82,000
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	320,000	346,400
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	240,000	253,800	(a)
HCA Inc., Senior Notes	5.875%	5/1/23	210,000	211,050
HCA Inc., Senior Secured Notes	8.500%	4/15/19	80,000	86,050
HCA Inc., Senior Secured Notes	6.500%	2/15/20	280,000	303,625

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	240,000	$243,450
INC Research LLC, Senior Notes	11.500%	7/15/19	120,000	129,600	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	350,000	201,250	(a)(f)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	340,000	365,500
US Oncology Inc. Escrow	—	—	170,000	6,800	*
Total Health Care Providers & Services				3,789,252
Total Health Care				4,558,165
Industrials — 15.4%
Aerospace & Defense — 1.9%
Ducommun Inc., Senior Notes	9.750%	7/15/18	270,000	296,325
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	500,000	488,125	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	170,000	176,800	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	420,000	451,500
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	740,000	758,500	(a)
Total Aerospace & Defense				2,171,250
Airlines — 2.4%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	120,000	121,164	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	113,344	119,011
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	222,604	234,291	(a)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	220,000	213,400	(a)
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	200,000	207,000	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	65,892	66,551
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	113,764	125,141
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	190,000	197,600	(a)
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	202,550	213,690	(a)
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Bonds	4.950%	1/15/22	270,000	255,825
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	500,000	505,000
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	151,784	154,440
US Airways, Pass-Through Trust, Secured Bonds	5.450%	6/3/18	120,000	113,400
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	30,000	31,200
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	120,000	118,800
Total Airlines				2,676,513

See Notes to Financial Statements.

12	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Building Products — 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	230,000	$232,875	(a)
Builders FirstSource Inc., Senior Secured Notes	7.625%	6/1/21	100,000	97,000	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	70,000	75,250	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	100,000	108,500	(a)
Total Building Products				513,625
Commercial Services & Supplies — 2.7%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	510,000	511,275
Corrections Corp. of America, Senior Notes	4.125%	4/1/20	100,000	98,000	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	230,000	258,750	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	640,000	665,600
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	120,000	132,000
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	396,000	428,670	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	65,000	70,362	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	100,000	95,250	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	718,000	780,825
Total Commercial Services & Supplies				3,040,732
Construction & Engineering — 0.5%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	350,000	336,875	(a)
PH Holding LLC, Secured Notes	9.750%	12/31/17	230,000	239,410	(c)(d)
Total Construction & Engineering				576,285
Electrical Equipment — 0.7%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	230,000	219,650	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	240,000	244,800	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	310,000	306,900	(a)
Total Electrical Equipment				771,350
Machinery — 1.4%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	920,000	966,000	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	300,000	322,500	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	230,000	240,350	(a)
Titan International Inc., Senior Secured Notes	7.875%	10/1/17	80,000	84,400	(a)
Total Machinery				1,613,250
Marine — 1.1%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	286,834	269,624	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	287,000	288,435

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Marine — continued
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	500,000	$513,750
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	180,000	180,900	(a)
Total Marine				1,252,709
Road & Rail — 1.0%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	383,910	405,025	(b)
HDTFS Inc., Senior Notes	6.250%	10/15/22	40,000	41,950
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	330,000	330,825	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	279,000	304,808
Total Road & Rail				1,082,608
Trading Companies & Distributors — 0.9%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	340,000	356,150	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	390,000	408,525
Rexel SA, Senior Notes	5.250%	6/15/20	210,000	210,525	(a)
Total Trading Companies & Distributors				975,200
Transportation — 2.2%
CMA CGM, Senior Notes	8.500%	4/15/17	870,000	769,950	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	290,000	300,150	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	390,000	388,050	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	640,000	681,600	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	60,000	63,900	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	290,000	290,000	(a)
Total Transportation				2,493,650
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	180,000	186,300	(a)
Total Industrials				17,353,472
Information Technology — 2.2%
Communications Equipment — 0.1%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	70,000	72,100	(a)
Electronic Equipment, Instruments & Components — 0.5%
NXP BV/NXP Funding LLC, Senior Notes	5.750%	3/15/23	340,000	343,400	(a)
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	152,000	170,810	(a)
Total Electronic Equipment, Instruments & Components				514,210

See Notes to Financial Statements.

14	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Internet Software & Services — 0.5%
VeriSign Inc., Senior Notes	4.625%	5/1/23	370,000		$360,750	(a)
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	220,000		239,800
Total Internet Software & Services					600,550
IT Services — 0.5%
First Data Corp., Senior Notes	12.625%	1/15/21	230,000		244,375
First Data Corp., Senior Secured Notes	6.750%	11/1/20	300,000		306,750	(a)
Total IT Services					551,125
Semiconductors & Semiconductor Equipment — 0.2%
Sensata Technologies B.V.	4.875%	10/15/23	280,000		270,900	(a)
Software — 0.4%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	230,000		230,575	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	230,000		235,750	(a)
Total Software					466,325
Total Information Technology					2,475,210
Materials — 11.0%
Chemicals — 1.1%
Axiall Corp., Senior Notes	4.875%	5/15/23	140,000		133,525	(a)
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	130,000		125,288	(a)
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	128,519	EUR	167,906	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	189,000	EUR	257,697	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	110,000	EUR	158,931	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	100,000	EUR	144,483	(a)
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	120,000		120,300	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	132,000	EUR	177,402	(a)
Total Chemicals					1,285,532
Construction Materials — 0.2%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	230,000		226,550	(a)
Containers & Packaging — 3.7%
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	200,000	EUR	273,997	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	660,000		703,725	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	280,000		270,550	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	370,000	EUR	480,647	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	600,000	EUR	796,610	(a)
Pactiv LLC, Senior Notes	7.950%	12/15/25	10,000		8,950

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	780,000	$809,250
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	780,000	828,750	(a)
Total Containers & Packaging				4,172,479
Metals & Mining — 4.5%
ArcelorMittal, Senior Notes	6.000%	3/1/21	310,000	310,775
ArcelorMittal, Senior Notes	6.750%	2/25/22	340,000	350,200
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	210,000	185,850	(a)
Barrick Gold Corp., Notes	4.100%	5/1/23	60,000	50,225	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	410,000	405,900	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	30,000	30,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	150,000	146,625	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	60,000	59,475	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	300,000	310,500	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	390,000	392,925	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	530,000	392,200	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	170,000	136,000	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	220,000	214,500
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	200,000	191,000	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	200,000	215,000	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	480,000	489,000	(a)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	300,000	277,500	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	170,000	180,625	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	140,000	143,500	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	200,000	193,000
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	310,000	321,237
Total Metals & Mining				4,996,037
Paper & Forest Products — 1.5%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	708,000	789,420
Clearwater Paper Corp., Senior Notes	4.500%	2/1/23	150,000	143,250	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	380,000	341,050	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	310,000	320,850
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	125,000	86,250
Total Paper & Forest Products				1,680,820
Total Materials				12,361,418

See Notes to Financial Statements.

16	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Telecommunication Services — 6.9%
Diversified Telecommunication Services — 4.3%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	$66,500
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	520,000	569,400	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	90,000	94,163
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	490,000	516,950
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	20,000	21,100
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	570,000	538,650	(a)
Intelsat Luxembourg SA, Senior Notes	6.750%	6/1/18	20,000	20,250	(a)
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	200,000	189,505	(a)(e)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	410,000	438,187
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	170,000	169,575
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	150,000	159,375	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,510,228	1,529,106	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	460,000	469,200
Windstream Corp., Senior Notes	6.375%	8/1/23	90,000	84,600
Total Diversified Telecommunication Services				4,866,561
Wireless Telecommunication Services — 2.6%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	300,000	321,000
Softbank Corp., Senior Notes	4.500%	4/15/20	230,000	221,720	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	330,000	318,450
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,120,000	1,237,600
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	710,000	832,475	(a)
Total Wireless Telecommunication Services				2,931,245
Total Telecommunication Services				7,797,806
Utilities — 4.8%
Electric Utilities — 2.0%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	530,000	564,450
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	693,323	712,389
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	610,000	634,400
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	373,386	350,983	(f)
Total Electric Utilities				2,262,222
Gas Utilities — 0.2%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	130,000	173,084
Independent Power Producers & Energy Traders — 2.6%
AES Corp., Senior Notes	7.375%	7/1/21	50,000	55,125
AES Corp., Senior Notes	4.875%	5/15/23	320,000	299,200
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	310,000	316,200

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	513,000	$550,193	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	140,000	2,450	(c)(d)(f)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	70,000	77,700	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	300,000	306,000	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	420,000	443,100	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	570,000	601,350	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	282,545	314,077
Total Independent Power Producers & Energy Traders				2,965,395
Total Utilities				5,400,701
Total Corporate Bonds & Notes (Cost — $95,682,149)				98,167,107
Collateralized Senior Loans — 3.0%
Consumer Discretionary — 1.0%
Hotels, Restaurants & Leisure — 0.9%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	5/16/20	290,000	294,350	(h)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	660,000	686,400	(h)
Total Hotels, Restaurants & Leisure				980,750
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	140,000	135,508	(h)
Textiles, Apparel & Luxury Goods — 0.0%
Simmons Holdco. Inc., Term Loan	—	2/15/13	565,534	0	(c)(d)(i)(j)
Total Consumer Discretionary				1,116,258
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	120,000	122,600	(h)
Energy — 0.2%
Energy Equipment & Services — 0.2%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	290,000	280,678	(h)
Health Care — 0.2%
Health Care Equipment & Supplies — 0.2%
Immucor Inc., Term Loan B2	5.000%	8/17/18	175,893	176,626	(h)
Industrials — 0.9%
Machinery — 0.9%
Gardner Denver Inc., Bridge Loan	—	7/1/13	520,000	520,000	(c)(d)(k)
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	520,000	530,400	(h)
Total Industrials				1,050,400

See Notes to Financial Statements.

18	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	230,000		$238,625	(h)
Telecommunication Services — 0.4%
Wireless Telecommunication Services — 0.4%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	414,302		421,552	(h)
Total Collateralized Senior Loans (Cost — $3,832,905)					3,406,739
Convertible Bonds & Notes — 0.1%
Financials — 0.1%
Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust Inc., Senior Notes (Cost — $100,000)	4.550%	3/1/18	100,000		103,500
Sovereign Bonds — 0.5%
Mexico — 0.5%
Mexican Bonos, Bonds (Cost — $497,558)	6.500%	6/9/22	7,170,000	MXN	584,388

			Shares
Common Stocks — 2.6%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			22,038		44,076	*(c)(d)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			762		19,210	*
Media — 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			1		0	*(c)(d)(i)
Total Consumer Discretionary					63,286
Energy — 0.9%
Energy Equipment & Services — 0.9%
KCAD Holdings I Ltd.			108,106,087		1,002,143	*(c)(d)
Financials — 0.7%
Diversified Financial Services — 0.3%
Citigroup Inc.			6,981		334,879
Real Estate Management & Development — 0.4%
Realogy Holdings Corp.			6,990		335,799	*
Realogy Holdings Corp.			2,878		138,270	*(c)(d)
Total Real Estate Management & Development					474,069
Total Financials					808,948
Industrials — 0.9%
Building Products — 0.0%
Nortek Inc.			627		40,398	*

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset Variable High Income Portfolio

Security			Shares	Value
Marine — 0.9%
DeepOcean Group Holding AS			33,669	$746,442	*(c)(d)
Horizon Lines Inc., Class A Shares			223,758	302,073	*
Total Marine				1,048,515
Total Industrials				1,088,913
Total Common Stocks (Cost — $3,146,458)				2,963,290

	Rate
Convertible Preferred Stocks — 0.1%
Materials — 0.1%
Metals & Mining — 0.1%
ArcelorMittal (Cost — $60,000)	6.000%		2,400	45,048
Preferred Stocks — 2.7%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Sanchez Energy Corp., Series B	6.500%		4,850	288,235	(a)
Financials — 2.3%
Commercial Banks — 0.3%
Santander Finance Preferred SA Unipersonal	10.500%		260	277,956	(e)
Consumer Finance — 1.4%
GMAC Capital Trust I	8.125%		58,600	1,526,530	(e)
Diversified Financial Services — 0.6%
Citigroup Capital XIII	7.875%		25,825	719,226	(e)
Total Financials				2,523,712
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		1,323	160,745	(a)(c)(d)(e)
Total Preferred Stocks (Cost — $2,757,635)				2,972,692

		Expiration Date	Notional Amount†
Purchased Options — 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.20 Index, Put @ $103.00 (Cost — $33,930)		7/17/13	2,900,000	32,428

			Warrants
Warrants — 0.2%
Jack Cooper Holdings Corp.		12/15/17	668	73,480	*
Jack Cooper Holdings Corp.		5/6/18	297	32,670	*
SemGroup Corp.		11/30/14	4,044	116,872	*(c)(d)
Total Warrants (Cost — $16,238)				223,022
Total Investments — 96.6% (Cost — $106,126,873#)				108,498,214
Other Assets in Excess of Liabilities — 3.4%				3,837,661
Total Net Assets — 100.0%				$112,335,875

See Notes to Financial Statements.

20	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	The coupon payment on these securities is currently in default as of June 30, 2013.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Value is less than $1.

(j)	The maturity principal is currently in default as of June 30, 2013.

(k)	All or a portion of this loan is unfunded as of June 30, 2013. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
EUR	—Euro
MXN	—Mexican Peso

Schedule of Written Options
Security	Expiration Date	Strike Price	Notional Amount[1]†	Value
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.20 Index, Put (Premiums received — $12,760)	7/17/13	$100.00	2,900,000	$8,685

[1]

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $106,126,873)	$108,498,214
Foreign currency, at value (Cost — $224,102)	223,045
Cash	2,470,156
Interest and dividends receivable	2,060,037
Receivable for securities sold	257,757
Unrealized appreciation on forward foreign currency contracts	20,978
Receivable for Portfolio shares sold	14,266
Prepaid expenses	615
Total Assets	113,545,068

Liabilities:
Payable for securities purchased	1,072,299
Investment management fee payable	56,442
Written options, at value (premiums received — $12,760)	8,685
Payable for Portfolio shares repurchased	119
Trustees’ fees payable	29
Accrued expenses	71,619
Total Liabilities	1,209,193
Total Net Assets	$112,335,875

Net Assets:
Par value (Note 5)	$182
Paid-in capital in excess of par value	140,332,488
Undistributed net investment income	3,892,713
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(34,284,504)
Net unrealized appreciation on investments, written options and foreign currencies	2,394,996
Total Net Assets	$112,335,875
Shares Outstanding	18,219,776
Net Asset Value	$6.17

See Notes to Financial Statements.

22	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Interest	$4,522,022
Dividends	89,277
Total Investment Income	4,611,299

Expenses:
Investment management fee (Note 2)	353,445
Shareholder reports	26,210
Audit and tax	20,453
Legal fees	12,964
Fund accounting fees	6,015
Transfer agent fees	3,074
Insurance	1,797
Custody fees	1,222
Trustees’ fees	930
Miscellaneous expenses	2,360
Total Expenses	428,470
Net Investment Income	4,182,829

Realized and Unrealized Gain (Loss) on Investments, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,155,398
Written options	81,020
Swap contracts	(912,346)
Foreign currency transactions	(26,119)
Net Realized Gain	1,297,953
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(2,242,655)
Written options	44,798
Swap contracts	214,984
Foreign currencies	76,154
Change in Net Unrealized Appreciation (Depreciation)	(1,906,719)
Net Loss on Investments, Written Options, Swap Contracts and Foreign Currency Transactions	(608,766)
Increase in Net Assets From Operations	$3,574,063

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	23

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$4,182,829	$9,768,017
Net realized gain	1,297,953	3,205,020
Change in net unrealized appreciation (depreciation)	(1,906,719)	7,441,994
Increase in Net Assets From Operations	3,574,063	20,415,031

Distributions to Shareholders From (Note 1):
Net investment income	(200,012)	(9,798,360)
Decrease in Net Assets From Distributions to Shareholders	(200,012)	(9,798,360)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	461,329	1,116,007
Reinvestment of distributions	200,012	9,798,360
Cost of shares repurchased	(11,806,084)	(27,884,078)
Decrease in Net Assets From Portfolio Share Transactions	(11,144,743)	(16,969,711)
Decrease in Net Assets	(7,770,692)	(6,353,040)

Net Assets:
Beginning of period	120,106,567	126,459,607
End of period*	$112,335,875	$120,106,567
* Includes undistributed (overdistributed) net investment income, respectively, of:	$3,892,713	$(90,104)

See Notes to Financial Statements.

24	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2013[1,2]	2012[1]	2011	2010	2009[3]	2009[4]	2008[4]

Net asset value, beginning of period	$6.00	$5.54	$5.95	$5.63	$5.97	$4.91	$7.50

Income (loss) from operations:
Net investment income	0.22	0.47	0.55	0.61	0.13	0.65	0.69
Net realized and unrealized gain (loss)	(0.04)	0.52	(0.41)	0.32	0.15	1.12	(2.62)
Total income (loss) from operations	0.18	0.99	0.14	0.93	0.28	1.77	(1.93)

Less distributions from:
Net investment income	(0.01)	(0.53)	(0.55)	(0.61)	(0.62)	(0.71)	(0.66)
Total distributions	(0.01)	(0.53)	(0.55)	(0.61)	(0.62)	(0.71)	(0.66)

Net asset value, end of period	$6.17	$6.00	$5.54	$5.95	$5.63	$5.97	$4.91
Total return[5]	3.01%	17.88%	2.40%	16.63%	4.75%	45.22%	(28.03)%

Net assets, end of period (millions)	$112	$120	$126	$158	$164	$161	$136

Ratios to average net assets:
Gross expenses	0.73%[6]	0.72%	0.68%	0.68%	0.77%[6]	0.75%	0.75%
Net expenses[7]	0.73 [6,8]	0.72 [8]	0.68 [8]	0.68 [8]	0.77 [6,8]	0.75 [8]	0.75 [9]
Net investment income	7.10 [6]	7.86	8.01	9.15	11.80 [6]	12.46	9.13

Portfolio turnover rate	39%	76%	68%	97%	13%	67%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2013 (unaudited).

[3]	For the period November 1, 2009 through December 31, 2009.

[4]	For the year ended October 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	25

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Variable High Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

26	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$97,090,876	$1,076,231		$98,167,107
Collateralized senior loans	—	3,406,739	0	*	3,406,739
Convertible bonds & notes	—	103,500	—		103,500
Sovereign bonds	—	584,388	—		584,388
Common stocks	$1,032,359	138,270	1,792,661		2,963,290
Convertible preferred stocks	45,048	—	—		45,048
Preferred stocks	2,523,712	448,980	—		2,972,692
Purchased options	—	32,428	—		32,428
Warrants	—	223,022	—		223,022
Total investments	$3,601,119	$102,028,203	$2,868,892		$108,498,214
Other financial instruments:
Forward foreign currency contracts	—	$20,978	—		$20,978
Total	$3,601,119	$102,049,181	$2,868,892		$108,519,192

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Written options	—	$8,685	—		$8,685

†	See Schedule of Investments for additional detailed categories.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans		Common Stocks	Total
Balance as of December 31, 2012	$933,049	$0	*	$3,074,397	$4,007,446
Accrued premiums/discounts	9,419	—		—	9,419
Realized gain (loss)	—	—		—	—
Change in unrealized appreciation (depreciation)[1]	125,930	—		(521,770)	(395,840)
Purchases	7,833	—		—	7,833
Sales	—	—		(621,696)	(621,696)
Transfers into Level 3	—	—		—	—
Transfers out of Level 3[2]	—	—		(138,270)	(138,270)
Balance as of June 30, 2013	$1,076,231	$0	*	$1,792,661	$2,868,892
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2013[1]	$125,930	—		$(228,868)	$(102,938)

28	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

30	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

(f) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Portfolio’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities.

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. During the six months ended June 30, 2013, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2013, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit

32	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2013, the Portfolio had sufficient cash and/or securities to cover these commitments.

(j) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial

34	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Portfolio held written options with credit related contingent features which had a liability position of $8,685. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. Western Asset Limited provides certain subadvisory services related to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$45,469,589
Sales	55,979,237

36	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,446,504
Gross unrealized depreciation	(3,075,163)
Net unrealized appreciation	$2,371,341

At June 30, 2013, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	Royal Bank of Scotland PLC	1,902,000	$2,476,200	8/16/13	$20,978

During the six months ended June 30, 2013, written option transactions for the Portfolio were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	$14,400,000	$76,600
Options written	10,650,000	68,505
Options closed	—	—
Options exercised	(7,950,000)	(51,325)
Options expired	(14,200,000)	(81,020)
Written options, outstanding as of June 30, 2013	$2,900,000	$12,760

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2013.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	$32,428	$32,428
Forward foreign currency contracts	$20,978	—	20,978
Total	$20,978	$32,428	$53,406

LIABILITY DERIVATIVES[1]
		Credit Risk
Written options		$8,685

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Purchased options [1]	—	$(131,860)	$(131,860)
Written options	—	81,020	81,020
Swap contracts	—	(912,346)	(912,346)
Forward foreign currency contracts	$(33,855)	—	(33,855)
Total	$(33,855)	$(963,186)	$(997,041)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Purchased options [1]	—	$(50,964)	$(50,964)
Written options	—	44,798	44,798
Swap contracts	—	214,984	214,984
Forward foreign currency contracts	$79,584	—	79,584
Total	$79,584	$208,818	$288,402

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended June 30, 2013, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$34,214
Written options	56,340
Forward foreign currency contracts (to buy)†	12,503
Forward foreign currency contracts (to sell)	2,371,350

Average Notional Balance
Credit default swap contracts (to buy protection)†	$5,858,114

†	At June 30, 2013, there were no open positions held in this derivative.

38	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

The following table presents by financial instrument, the Portfolio’s derivative assets net of the related collateral held by the Portfolio at June 30, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$32,428	—	$32,428
Forward foreign currency contracts	20,978	—	20,978
Total	$53,406	—	$53,406

The following table presents by financial instrument, the Portfolio’s derivative liabilities net of the related collateral pledged by the Portfolio at June 30, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Written options	$8,685	—	$8,685

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

5. Shares of beneficial interest

At June 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share.

Transactions in shares of the Portfolio were as follows:

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
Shares sold	73,159	183,734
Shares issued on reinvestment	31,900	1,636,375
Shares repurchased	(1,893,888)	(4,621,879)
Net decrease	(1,788,829)	(2,801,770)

6. Capital loss carryforward

As of December 31, 2012, the Portfolio had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/15	$(11,859,206)
12/31/16	(20,466,624)
12/31/18	(3,098,143)
$(35,423,973)

These amounts will be available to offset any future taxable capital gains.

7. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern

Western Asset Variable High Income Portfolio 2013 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

8. Recent accounting pronouncement

The Portfolio has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

40	Western Asset Variable High Income Portfolio 2013 Semi-Annual Report

Western Asset

Variable High Income Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Western Asset Variable High Income Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Variable High Income Portfolio

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-887-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-887-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Variable High Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04231 8/13 SR13-1982

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer Legg Mason Partners Variable Income Trust

Date:	August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Variable Income Trust

Date:	August 23, 2013

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Variable Income Trust

Date:	August 23, 2013